AMENDMENT NO. 15
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 15, dated as of March 23, 2007 (this "Amendment"), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), THE NEW YORK MORTGAGE COMPANY, LLC ("NYM Company"), NEW YORK MORTGAGE FUNDING, LLC ("NYM Funding" and together with NYM Company the "Sellers") and NEW YORK MORTGAGE TRUST, INC (the "Guarantor").

RECITALS

The Buyer, the Sellers and the Guarantor are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of March 30, 2005, as amended by Amendment No. 1, dated as of April 29, 2005, Amendment No. 2, dated as of May 10, 2005, Amendment No. 3, dated as of July 18, 2005, Amendment No.4, dated as of August 5, 2005, Amendment No. 5, dated as of September 6, 2005, Amendment No. 6, dated as of November 14, 2005, Amendment No. 7, dated as of March 14, 2006, Amendment No. 8, dated as of March 24, 2006, Amendment No. 9, dated as of May 10, 2006, Amendment No. 10, dated as of August 4, 2006, Amendment No. 11, dated as of November 9, 2006, Amendment No. 12, dated as of November 9, 2006, Amendment No. 13, dated as of December 12, 2006 and Amendment No. 14, dated as of January 24, 2007 (the "Existing Master Repurchase Agreement"; as amended by this Amendment, the "Master Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Master Repurchase Agreement.

The Buyer the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Master Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer the Sellers and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1. Profit Waiver. For purposes of this Amendment, this Section 1 will be effective only for the period from and including October 1, 2006 through and including December 31, 2006 (the "Profit Waiver Period").

1.1 Section 14(e) of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following language, which amendment shall be effective solely during the Profit Waiver Period:

> "(e) Maintenance of Profitability. Parent Guarantor shall not permit on a consolidated basis, for any Test Period, Net Income for such Test Period, before income ~~taxes for such Test Period and distributions made during such Test Period, to be a loss~~ greater than $14,782,000."

USActive 7961538.3

SECTION 2. ATNW Waiver. For purposes of this Amendment, this Section 2 will be effective only for the period from and including December 1, 2006 through and including December 31, 2006 (the "ATNW Waiver Period").

2.1 Section 14(a) of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following language, which amendment shall be effective solely during the ATNW Waiver Period:

"(a) Adjusted Tangible Net Worth. The Parent Guarantor shall maintain an Adjusted Tangible Net Worth of at least $110,000,000."

SECTION 3. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definitions of "Maximum Aggregate Purchase Price" and "Termination Date" in their entirety and replacing them with the following:

> "Maximum Aggregate Purchase Price" means ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000).
>
> "Termination Date" means the earlier of (a) June 29, 2007, and (b) the date of the occurrence of an Event of Default.

SECTION 4. Buydown Amount. Section 5 of the Existing Repurchase Agreement is hereby amended by deleting subsection (a) of Section 5 in its entirety and replace it with the following:

> "a. Seller may remit to Buyer funds in $100,000 increments up to the outstanding Purchase Price, to be held as unsegregated cash margin and collateral for all Obligations under the Repurchase Agreement (such amount, to the extent not applied to Obligations under the Repurchase Agreement, the "Buydown Amount"). Notwithstanding the foregoing, the Buydown Amount shall at all times equal or exceed $3,000,000. The Buydown Amount shall be used by Buyer in order to calculate the Price Differential, which will accrue on the Purchase Price then outstanding minus the Buydown Amount, applied to Transactions involving Conforming Mortgage Loans. The Seller shall be entitled to request a drawdown of the Buydown Amount or remit additional funds to be added to the Buydown Amount in increments of $100,000 no more than one time per week; provided that at all times the Buydown Amount is at least $3,000,000. Without limiting the generality of the foregoing, in the event that a Margin Call or other Default exists, the Buyer shall be entitled to use any or all of the Buydown Amount to cure such circumstance or otherwise exercise remedies available to the Buyer without prior notice to, or consent from, the Seller."

SECTION 5. Conditions Precedent. Sections 1 and 2 of this Amendment shall become effective as of the dates of the applicable Waiver Period and Sections 3 and 4 of this Amendment shall become effective as of the date hereof (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

5.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(1) this Amendment, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Guarantor; and

(2) such other documents as the Buyer or counsel to the Buyer may reasonably request.

5.2 Payment of Attorneys' Fees. On the Amendment Effective Date, the Sellers shall have paid attorneys' fees to Buyer or its counsel either by payment or by authorized debit in connection with this Amendment in an amount equal to $2,000.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Sections 1 and 2 of this Amendment shall expire upon the expiration of the applicable Waiver Period, at which time the terms of the Existing Repurchase Agreement shall revert to that set forth in the Existing Repurchase Agreement. Other than as expressly set forth herein, the execution of this Amendment by the Buyer shall not operate as a waiver of any of its rights, powers or privileges under the Repurchase Agreement or any other Program Agreement, including without limitation, any rights, powers or privileges relating to other existing or future breaches of, or Defaults or Events of Default under, the Repurchase Agreement or any other Program Agreement (whether the same or of a similar nature as the breaches identified herein or otherwise) except as expressly set forth herein.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 8. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Master Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By: [signature]
Name: A. Adam Loskove
Title: Vice President

NYM Company:

THE NEW YORK MORTGAGE COMPANY, LLC,
as Seller

By:______________________________
Name:
Title:

NYM Funding:

NEW YORK MORTGAGE FUNDING, LLC,
as Seller

By:______________________________
Name:
Title:

Guarantor

NEW YORK MORTGAGE TRUST, INC,
as Seller

By:______________________________
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By:____________________________
Name:
Title:

NYM Company:

THE NEW YORK MORTGAGE COMPANY, LLC,
as Seller

By:____________________________
Name: Steven Mumma
Title: Chief Financial Officer

NYM Funding:

NEW YORK MORTGAGE FUNDING, LLC,
as Seller

By:____________________________
Name: Steven Mumma
Title: Chief Financial Officer

Guarantor

NEW YORK MORTGAGE TRUST, INC,
as Seller

By:____________________________
Name: David Akre
Title: Co-CEO